INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A series of Advisers Investment Trust

Supplement dated October 31, 2012
to the Statement of Additional Information dated March 13, 2012

Effective September 26, 2012, the Board of Trustees (the “Board”) of Advisers Investment Trust (the “Trust”) elected Dina A. Tantra to serve as an interested Trustee and President of the Trust to replace Scott A. Englehart, who has resigned both positions.

With the election of Ms. Tantra as an interested Trustee and President of the Trust, the following changes are being made to the Statement of Additional Information:

On Page 9, the first row in the table listing each Trustee who is an “interested person” of the Trust and each officer of the Trust is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/September 2012 to present	Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present; Executive Assistant to Chief Legal & Governance Officer, Nationwide Insurance, 2006-2008	1	None
1 The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
2 The “Fund Complex” consists of the IFP US Equity Fund.

On Page 10, the first row in the Trustee Compensation table is deleted in its entirety and replaced with the following:

Name of Trustee	Aggregate Compensation for the Trust	Total Compensation from the Trust1
Dina A. Tantra	$0	$0
1 The Trust is comprised of the IFP US Equity Fund.

On Page 12, the second paragraph is deleted in its entirety and replaced with the following:

Dina A. Tantra has more than 18 years of legal and compliance industry experience. Ms. Tantra’s experience includes leadership and management roles within the financial services industry working with investment advisers, broker-dealers and financial products, with particular expertise in mutual fund distribution, servicing and governance.  She has held various senior leadership positions in the legal, compliance and governance areas and has experience overseeing a staff of legal, finance and compliance experts.

On Page 15, the fifth row in the table under the heading “Portfolio Manager Holdings” is deleted in its entirety and replaced with the following:

Individual	Title	Dollar Range of Shares in IFP US Equity Fund
		$1- $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
Dina A. Tantra	President	$0	$0	$0	$0	$0	$0

On Page 16, the second sentence under the heading “Distributor” is deleted in its entirety and replaced with the following:

Ms. Tantra is the President of the Trust and the Secretary, General Counsel and Chief Compliance Officer of the Distributor.

This Supplement and the prospectus and Statement of Additional Information dated March 13, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference.

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A series of Advisers Investment Trust

Supplement dated October 31, 2012

to the Prospectus dated March 13, 2012

The first sentence on page 18 under the heading “Additional Information About Redemptions” is deleted in its entirety and replaced with the following:

The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days.

This Supplement and the Prospectus dated March 13, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference.